PROMISSORY NOTE

$2,500,000.00                                               Date:  April 4, 2000

         For value received the undersigned jointly and severally promise to pay to PARAWON CORPORATION, or order, the payee, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00) with interest thereon from date, at the rate of eighteen per cent (18%) per annum. The said principal and interest shall be due and payable on demand, at the office of Parawon Corporation, which is located at 164 St. Francis Street, Suite 205, Mobile, Alabama 36602.

         Each maker and endorser waives the right of exemption under the Constitution and laws of Alabama, and each maker and endorser waives demand, protest, and notice of protest, and all requirements necessary to hold them liable as makers and endorsers.

         It is further agreed that the undersigned shall pay all costs of collection, including a reasonable attorney's fee on failure to pay the principal and interest of this note on the date due hereof.

         This note is to be construed according to the laws of the State of Alabama, and exclusive venue for any lawsuit arising from or out of this Promissory Note shall be in state or federal court having jurisdiction in Mobile County, Alabama.

         Upon failure to pay any principal and/or interest when due the entire principal sum at the option of the holder, shall become due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

                                             PLAYA Minerals & Energy, Inc.


                                              By:/s/ John N. Ehrman
                                                 -------------------------------
                                                John N. Ehrman, J.D.S.P.E.
                                                President

                                                 /s/ John N. Ehrman
                                                 -------------------------------
                                                 John N. Ehrman, Individually







STATE OF TEXAS             )
                                    )
COUNTY OF HARRIS  )

                  I, the undersigned authority, a Notary public in and for said County in said State, hereby certify that John N. Ehrman, whose name as President, of PLAYA Minerals & Energy, Inc., a Texas corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this the __ day of ____________ 2000.

                                                     ---------------------------
                                  Notary Public

                                                     My Commission Expires: ----

(AFFIX NOTARIAL SEAL)


STATE OF TEXAS             )
                                    )
COUNTY OF HARRIS  )

                  I, the undersigned authority, a Notary public in and for said County in said State, hereby certify that John N. Ehrman, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he executed the same voluntarily on the day the same bears date.

                  Given under my hand and official seal this the __ day of ____________ 2000.

                                                     ---------------------------
                                  Notary Public

                                                     My Commission Expires: ----

(AFFIX NOTARIAL SEAL)